GUARANTY AND PLEDGE AGREEMENT

GUARANTY AND PLEDGE AGREEMENT ("Agreement") dated as of December 20, 2006, by ADVANCE PACIFIC HOLDINGS LIMITED ("Pledgor"), in favor of THE PERSONS AND ENTITIES LISTED ON THE SCHEDULE OF INVESTORS attached hereto as **Schedule III** (each an "Investor", and collectively, the "Investors").

RECITALS

A. Pursuant to the Purchase Agreement dated as of December 20, 2006, by and among Gifted Time Holdings Limited, a British Virgin Islands company ("Company") and Investors (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), Investors have agreed to purchase from Company the Notes (as defined in the Purchase Agreement).

B. Pledgor is the record and beneficial owner of the Stock of Company listed as owned by it in **Schedule I** attached hereto and, accordingly, will derive direct and indirect economic benefits as a result of the purchase of the Notes by Investors under the Purchase Agreement.

C. In order to induce Investors to purchase the Notes, Pledgor has agreed to pledge the Pledged Collateral (as defined below) to Investors in accordance herewith. These recitals shall be construed as part of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Investors agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Notes shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Pledged Collateral" has the meaning assigned to it in **Section 2** below.

"Pledged Stock" means those shares of or interests in Stock listed in **Schedule I** attached hereto.

"Secured Obligations" has the meaning assigned to it in **Section 3** below.

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"Stock" means all shares, options, warrants, general or limited partnership interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

2. Pledge. Pledgor hereby pledges to Investors and grants to Investors a first priority Lien on all of the following (collectively, the "Pledged Collateral"):

(a) the Pledged Stock owned by Pledgor and the certificates, if any, representing such Pledged Stock and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock; and

(b) any additional shares of or interests in Stock of Company from time to time acquired by Pledgor in any manner (which Stock shall be deemed to be part of the Pledged Stock owned by Pledgor), and the certificates, if any, representing such additional Stock, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, including all obligations of Pledgor now or hereafter existing under this Agreement, together with all fees, costs and expenses of enforcement of this Agreement whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

4. Non-Recourse Nature of Guaranty and Pledge. In consideration of the purchase of the Notes by Investor for the benefit of Company and Pledgor, and for other valuable consideration, the receipt and adequacy of which Pledgor hereby acknowledges, Pledgor hereby unconditionally and irrevocably guarantees to Investors the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations. Notwithstanding the generality of the foregoing or any contrary term or provision contained herein, it is understood and agreed that Investors' sole recourse hereunder against Pledgor shall be limited to the Pledged Collateral, and Pledgor shall not have any personal liability hereunder in the event that the Pledged Collateral proves to be insufficient to satisfy the Secured Obligations.

5. Delivery of Pledged Collateral. All certificates, if any, evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Investors pursuant hereto. All Pledged Stock, if certificated, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Investors.

6. Representations and Warranties. Pledgor represents and warrants to Investors that:

(a) Pledgor's principal residence is set forth in **Section 19** below;

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(b) Pledgor is, and at the time of pledge of the Pledged Stock owned by it to Investors will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement or the other Transaction Documents;

(c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Investors as provided herein;

(d) none of the Pledged Stock owned or held by Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) (i) Pledgor is the sole owner of the Pledged Stock pledged by it hereunder and such Pledged Stock, if certificated, is presently represented by the certificates listed in **Schedule I** attached hereto, and (ii) as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock pledged by Pledgor hereunder;

(f) no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Investors of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g) the pledge, assignment and delivery of the Pledged Collateral owned or held by Pledgor pursuant to this Agreement will create a valid first priority Lien in favor of Investors upon such Pledged Collateral and the proceeds thereof securing the payment of the Secured Obligations, subject to no other Lien; and

(h) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws and equitable principals affecting creditors' rights generally.

The representations and warranties set forth in this **Section 6** shall survive the execution and delivery of this Agreement.

7. Covenants. Pledgor covenants and agrees that, without the prior written consent of a Majority in Interest of Investors:

(a) Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends or other distributions or payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral;

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(b) subject to **Section 4** above, Pledgor: (i) will, at its reasonable expense, promptly execute, acknowledge and deliver all such instruments and documents and all such property evidencing the Pledged Collateral and take all such actions as Investors from time to time may request in order to ensure to Investors the benefits of the Liens intended to be created by this Agreement upon the Pledged Collateral owned or held by it; and (ii) will cooperate with Investors in obtaining all necessary approvals and making all necessary filings under applicable laws in connection with such Liens or, following an Event of Default, any sale or transfer of such Pledged Collateral;

(c) Pledgor has and will defend title to the Pledged Collateral owned or held by it and the Liens of Investors on such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

(d) Pledgor will, upon obtaining ownership of any additional Stock of Company that does not already constitute Pledged Collateral hereunder, promptly (and in any event within three business days after it acquires any such additional Stock) deliver to Investors a Pledge Amendment, duly executed by Pledgor, in substantially the form of **Schedule II** attached hereto (each, a "Pledge Amendment"), in respect of any such additional Stock, pursuant to which Pledgor shall pledge to Investors all of such additional Stock, and Pledgor hereby authorizes Investors to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock listed in any such Pledge Amendment delivered to Investors shall for all purposes hereunder be considered Pledged Collateral.

8. Pledgor's Rights. So long as no Event of Default shall have occurred and be continuing:

(a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof pledged by it hereunder for all purposes not inconsistent with the provisions of this Agreement, the Purchase Agreement or any other Transaction Document; provided, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Investors in respect of such Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Purchase Agreement or as contemplated by the Stock Purchase Agreement with Chardan North China Acquisition Corporation):

(i) the dissolution or liquidation, in whole or in part, of Company;

(ii) the consolidation or merger of Company with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of Company, except for Liens in favor of Investors and any other Permitted Liens;

(iv) any change in the authorized number of shares of, the amount of interest in, or the stated capital or the authorized share capital of, Company or the issuance of any additional shares of or interests in its Stock; or

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(v) the alteration of the voting rights with respect to the Stock of Company.

(b) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and other distributions paid in respect of the Pledged Stock pledged by it hereunder to the extent not in violation of the Note Purchase Agreement, except for any and all: (i) dividends and other distributions paid or payable other than in cash in respect of any such Pledged Collateral and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of Company; and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all rights to such distributions shall remain subject to the Lien in favor of Investors created by this Agreement and the other Transaction Documents.

(c) All dividends and other distributions in respect of any of the Pledged Stock (other than such cash dividends and other distributions as are permitted to be paid to Pledgor in accordance with Section **8(b)** above, which dividends and distributions shall be free of any Lien in favor of Investors thereon upon receipt thereof by Pledgor), whenever paid or made, shall be delivered to Investors to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Investors, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Investors as Pledged Collateral in the same form as so received (with any necessary endorsements).

9. Defaults and Remedies; Proxy.

(a) Upon the occurrence and during the continuation of an Event of Default, Investors (personally or through an agent) are hereby authorized and empowered to transfer and register in their name or in the name of their nominee the whole or any part of the Pledged Collateral pledged by Pledgor hereunder, to exchange certificates, if any, representing or evidencing such Pledged Collateral for certificates of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect to the Pledged Collateral, to collect and receive all cash dividends and other distributions made on the Pledged Collateral, to sell in one or more sales after ten days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Investors were the outright owner thereof. Any sale shall be made at a public or private sale at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Investors may deem fair, and Investors may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each such sale shall be made to the highest bidder, but Investors reserve the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Investors. EFFECTIVE UPON THE OCCURRENCE AND DURING

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THE CONTINUATION OF AN EVENT OF DEFAULT, PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS **Broadband Capital** AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF **Broadband Capital** AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE UPON WHICH THE OBLIGATIONS HAVE BEEN COMPLETELY DISCHARGED (THE "TERMINATION DATE"). IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, THE APPOINTMENT OF **Broadband Capital** AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF STOCKHOLDERS, CALLING SPECIAL MEETINGS OF STOCKHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, **Broadband Capital** SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by Pledgor hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Secured Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Investors, in their discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, then Investors may, on one or more occasions and in their discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after ten days' notice to Pledgor.

(c) Pledgor recognizes that Investors may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Investors shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Company to register such securities for public sale under the Act, or under applicable securities laws, even if Pledgor and Company would agree to do so.

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(d) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power or remedy of Investors provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Investors of any one or more of such rights, powers or remedies. No failure or delay on the part of Investors to exercise any such right, power or remedy and no notice or demand that may be given to or made upon Pledgor by Investors with respect to any such remedies shall operate as a waiver thereof, or limit or impair Investors' right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(e) Pledgor further agrees that a breach of any of the covenants contained in this **Section 9** will cause irreparable injury to Investors, that Investors shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this **Section 9** shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing the Secured Obligations.

10. Waiver. No delay on Investors' part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon Pledgor by Investors with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Investors' right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Investors' rights as against Pledgor in any respect. Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and any delay by Investors in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Investors' part shall in any event affect or impair this Agreement.

11. Termination. Immediately following the Termination Date, Investors shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Investors under this Agreement and the other Transaction Documents and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

12. Lien Absolute. All rights of Investors hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

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(a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Secured Obligations;

(d) the insolvency of Pledgor; or

(e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor.

13. Release. Pledgor consents and agrees that Investors may, at any time or from time to time, in their discretion:

(a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Obligations; and

(b) exchange, release or surrender all or any of the Pledged Collateral, or any part thereof that is now or may hereafter be held by Investors in connection with all or any of the Obligations, all in such manner and upon such terms as Investors may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Pledged Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Note Purchase Agreement or any other agreement governing any Secured Obligations.

14. Suretyship Waivers. In addition to any other waivers contained herein, Pledgor waives, agrees and acknowledges as follows and waives any defense based upon or arising from the following:

(a) The obligations of Pledgor hereunder are the immediate, direct, primary and absolute liabilities of Pledgor, and are independent of, and not co-extensive with, the Obligations or the obligations of any other Person. Pledgor expressly waives any right it may have now or in the future to direct or affect the manner or timing of Investors' enforcement of its rights or remedies hereunder or under the other Transaction Documents. Pledgor expressly waives any right it may have now or in the future to require Investors to, and Investors shall not have any liability to, first pursue or enforce its rights and remedies against Company, any other guarantor of the Obligations, any of the properties or assets of Company or such other guarantor, or any other security, guaranty or pledge that may now or hereafter be held by Investors for the Secured Obligations, or to apply such security, guaranty, or pledge to the Secured Obligations. Pledgor shall remain liable for its obligations hereunder, notwithstanding any judgment Investors

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may obtain against Company, any other guarantor of the Obligations, or any other Person, or any modification, extension or renewal with respect thereto. Investors shall not be under any liability or obligation to marshal any assets in favor of Pledgor or in payment of any or all of the Secured Obligations, all of which are hereby expressly waived.

(b) Pledgor has entered into this Agreement based solely upon its independent knowledge of the financial condition of Company, and Pledgor assumes full responsibility for obtaining any further information with respect to Company or the conduct of its business. Pledgor represents that it is now, and during the term of this Agreement will be, responsible for ascertaining the financial condition of Company. Pledgor hereby waives any duty on the part of Investors to disclose to Pledgor, and agrees that it is not relying upon or expecting Investors to disclose to it, any fact known or hereafter known by Investors relating to the operation or condition of Company or its business or relating to the existence, liability, or financial condition of any other guarantor of the Obligations. Pledgor knowingly accepts the full range of risk encompassed in a contract of pledge, which risk includes the possibility that Company may incur Obligations after Company's financial condition or ability to pay debts as they mature has deteriorated.

(c) Except as specifically provided in this Agreement or applicable law, Pledgor waives, to the fullest extent permitted by applicable law: (i) notice of the acceptance by Investors of this Agreement; (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any part of the Secured Obligations; (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Transaction Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Investors on which Pledgor may be liable in any way, and hereby ratifies and confirms whatever Investors may do in this regard; (iv) all rights to notice and a hearing prior to Investors' taking possession or control of, or to Investors' replevy, attachment or levy upon, the Pledged Collateral or any bond or security that might be required by any court prior to allowing Investors to exercise any of their remedies; (v) all rights to receive notices from Investors with respect to, or otherwise sent to, Pledgor or any guarantor; (vi) the benefit of all valuation, appraisal, stay, extension, redemption and exemption laws; (vii) the benefit of any law purporting to reduce Pledgor's obligation in proportion to the principal obligation hereby secured; (viii) the benefit of any law purporting to exonerate Pledgor's obligation upon performance or an offer of performance of the principal obligation; (ix) notice of any extension, modification, renewal, or amendment of any of the terms of any Transaction Documents; (x) notice of the occurrence of any Event of Default; and (xi) notice of any exercise or non-exercise by Investors of any right, power, or remedy with respect to the Secured Obligations or the Pledged Collateral.

(d) If Investors, under applicable law, may proceed to realize their benefits under any Transaction Document providing for a Lien upon any Pledged Collateral, either by judicial foreclosure or by nonjudicial sale or enforcement, then Investors, at their sole option, may determine which of their remedies or rights they may pursue without affecting any of their rights and remedies under this Agreement.

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(e) Pledgor represents that the Secured Obligations are and shall be incurred by Company and Pledgor for business and commercial purposes only. Any claim of Investors against Pledgor arising out of this Agreement arises out of the conduct by Pledgor of its trade, business, or profession. Pledgor undertakes all the risks encompassed in the Transaction Documents as they may be now or are hereafter agreed upon by Investors and Company. Prior to the Termination Date, Investors, in such manner and upon such terms and at such times as they deem best, and with or without notice to Pledgor, may release, add, subordinate or substitute security for the Secured Obligations.

(f) A separate action or actions may be brought and prosecuted against Pledgor whether or not an action is brought against Company, or whether Company is joined in any such action or actions.

15. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or Company for liquidation or reorganization, should Pledgor or Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

16. Miscellaneous.

(a) Investors may execute any of their duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to their duties hereunder.

(b) Subject to **Section 4** above, Pledgor hereby acknowledges and agrees to promptly reimburse Investors for all actual out-of-pocket expenses, including reasonable counsel fees, incurred by Investors in connection with the administration and enforcement of this Agreement, but only to the extent not reimbursed by Company in accordance with the terms of the Transaction Documents.

(c) Neither Investors nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by them hereunder or in connection herewith, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR, COMPANY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (INCLUDING A TRUSTEE OR DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR OR COMPANY), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, INVESTORS

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AND THEIR SUCCESSORS AND ASSIGNS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF INVESTORS, PLEDGOR AND COMPANY.

17. Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Pledgor, Investors and Company shall be governed by the internal laws (and not the conflict of laws rules) of the British Virgin Islands. Each of Pledgor and Company (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at the Investors' option, be litigated in courts located within the British Virgin Islands; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights it may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

19. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows:

(a) if to an Investor or to Company, as set forth in the Note Purchase Agreement.

(b) if to Pledgor, at:

c/o Chardan Capital, LLC

625 Broadway, Ste. 1111

San Diego, CA 92101

Attn: Daniel P. Beharry

or at such other address or facsimile number as such party shall have furnished to the other parties in writing. All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (i) when mailed , by international air mail postage prepaid and addressed as aforesaid, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed or sent by email, upon confirmation of receipt.

20. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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21. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Pledge Agreement to be duly executed as of the date first written above.

“Pledgor”
By:/s/ Ka Wa Cheng___________________

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Atlas Master Fund, Ltd.
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Scott Schroeder
[Signature]	[Signature]

Name:Scott Schroeder	Name:
Title:Authorized Signatory	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

EL Equities, LLC
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Eli Levitin
[Signature]	[Signature]

Name:Eli Levitin	Name:
Title: Manager	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Kenneth Greif
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Kenneth Greif
[Signature]	[Signature]

Name:Kenneth Greif	Name:
Title:Investor	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Larry Horn
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Larry Horn
[Signature]	[Signature]

Name:Larry Horn	Name:
Title:Investor	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

JLF Offshore Fund, Ltd.
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Hien Tran
[Signature]	[Signature]

Name:Hien Tran	Name:
Title:CFO	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

William Kohane
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ William Kohane
[Signature]	[Signature]

Name:William Kohane	Name:
Title:Investor	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Longview Fund, LP
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ S. Michael Rudolph
[Signature]	[Signature]

Name:S. Michael Rudolph	Name:
Title:CFO & Managing Member	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Meyers Venture Partners
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Leon Meyers
[Signature]	[Signature]

Name:Leon Meyers	Name:
Title:G.P.	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

OrionAKDK Partners
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ David Kohl
[Signature]	[Signature]

Name:David Kohl	Name:
Title:General Partner	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Platinum Partners Value Arbitrage Fund, LP
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Marty Nordlicht
[Signature]	[Signature]

Name:Marty Nordlicht	Name:
Title:Managing Member of the General Partners	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Aaron Wolfson
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Aaron Wolfson
[Signature]	[Signature]

Name:Aaron Wolfson	Name:
Title:Investor	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

OMNIBUS INVESTOR SIGNATURE PAGE TO
GUARANTY AND PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Guaranty and Pledge Agreement to which this signature page is attached and agrees to be bound by the Guaranty and Pledge Agreement on the date set forth on the first page of the Guaranty and Pledge Agreement. This counterpart signature page, together with all counterparts of the Guaranty and Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Guaranty and Pledge Agreement.

Wolfson Equities
[Print Name of Investor]	[Name of Co-Investor, if applicable]

/s/ Aaron Wolfson
[Signature]	[Signature]

Name:Aaron Wolfson	Name:
Title:Managing General Partner	Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:

(City, State and Zip)

SCHEDULE I
TO
GUARANTY AND PLEDGE AGREEMENT

PLEDGED STOCK

[TO BE PROVIDED BY PLEDGOR]

Class of Stock of Company	Number of Shares	Percentage Outstanding Stock
Ordinary Shares	22,200,000	100%

GT\6513777.2
359907-1

SCHEDULE II
TO
GUARANTY AND PLEDGE AGREEMENT

PLEDGE AMENDMENT

This Pledge Amendment, dated as of _______________, ___, is delivered pursuant to **Section 7(d)** of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in **Section 6** of the Pledge Agreement are and continue to be true and correct, both as to the Stock pledged prior to this Pledge Amendment and as to the Stock pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Guaranty and Pledge Agreement dated as of _______________, ____ (the "Pledge Agreement"), made by the undersigned in favor of Investors (as defined in the Pledge Agreement), and that the Pledged Stock listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations referred to in the Pledge Agreement. The undersigned acknowledges that any Stock or other interests not included in the Pledged Collateral at the discretion of Investors may not otherwise be pledged by Pledgor to any other Person or otherwise be used as security for any obligations other than the Secured Obligations.

"Pledgor"

By:___________________________

Class of Stock of Company	Stock Certificate Number(s) (If Applicable)	Percentage Outstanding Stock

GD6513777.2
359907-1

SCHEDULE III
TO
GUARANTY AND PLEDGE AGREEMENT

SCHEDULE OF INVESTORS

Name	***Address***
Atlas Master Fund, Ltd	135 East 57th Street 27th Floor New York, NY 10022
Sherleigh Associates Inc. Profit Sharing Plan Jack Silver, Trustee	660 Madison Avenue 15th Floor New York, NY 10021
JLF Partners I, LP	2775 Via De La Valle, Suite 204 Del Mar, CA 92014
JLF Partners II, LP	2776 Via De La Valle, Suite 204 Del Mar, CA 92014
JLF Offshore Fund, Ltd.	2777 Via De La Valle, Suite 204 Del Mar, CA 92014
EL Equities	
Aaron Wolfson	
Wolfson Equities	
Platinum Partners Value Arbitrage Fund, LP	11 Dr Roys Drive Grand Cayman Cayman Islands
Meyers Venture Partners	160 Lovell Road New Rochelle, NY 10804
OrionAKDK Partners	11990 San Vincente Blvd. Suite 200 Los Angeles, CA 90049
Longview Fund, LP	600 Montgomery St. 44th Floor San Francisco, CA 94111
Kenneth Greif	240 Maple Street Englewood, NJ 07631
Larry Horn	17 Splitrock Drive Kings Point, NY 11024
William Kohane	25 Central Park West Apartment 18M New York, NY 10023

GT\6513777.2
359907-1